Loan and Allowance for Loan Losses	6 Months Ended
Jun. 30, 2015
Loans And Leases Receivable Disclosure
Loans and leases receivable disclosure [Text Block]

NOTE 5: LOANS AND ALLOWANCE FOR LOAN LOSSES

	June 30,	December 31,
(In thousands)	2015	2014
Commercial and industrial	$57,310	$54,329
Construction and land development	38,854	37,298
Commercial real estate:
Owner occupied	42,343	52,296
Other	141,781	139,710
Total commercial real estate	184,124	192,006
Residential real estate:
Consumer mortgage	69,448	66,489
Investment property	45,591	41,152
Total residential real estate	115,039	107,641
Consumer installment	13,632	12,335
Total loans	408,959	403,609
Less: unearned income	(464)	(655)
Loans, net of unearned income	$408,495	$402,954

Loans secured by real estate were approximately 82.7% of the Company’s total loan portfolio at June 30, 2015. At June 30, 2015, the Company’s geographic loan distribution was concentrated primarily in Lee County, Alabama, and surrounding areas.

In accordance with ASC 310, a portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for loan losses. As part of the Company’s quarterly assessment of the allowance, the loan portfolio is disaggregated into the following portfolio segments: commercial and industrial, construction and land development, commercial real estate, residential real estate, and consumer installment. Where appropriate, the Company’s loan portfolio segments are further disaggregated into classes. A class is generally determined based on the initial measurement attribute, risk characteristics of the loan, and an entity’s method for monitoring and determining credit risk.

The following describe the risk characteristics relevant to each of the portfolio segments and classes.

Commercial and industrial (“C&I”) — includes loans to finance business operations, equipment purchases, or other needs for small and medium-sized commercial customers. Also included in this category are loans to finance agricultural production. Generally, the primary source of repayment is the cash flow from business operations and activities of the borrower.

Construction and land development (“C&D”) — includes both loans and credit lines for the purpose of purchasing, carrying, and developing land into commercial developments or residential subdivisions. Also included are loans and credit lines for construction of residential, multi-family, and commercial buildings. Generally, the primary source of repayment is dependent upon the sale or refinance of the real estate collateral.

Commercial real estate (“CRE”) — includes loans disaggregated into two classes: (1) owner occupied and (2) other.

Owner occupied – includes loans secured by business facilities to finance business operations, equipment and owner-occupied facilities primarily for small and medium-sized commercial customers. Generally, the primary source of repayment is the cash flow from business operations and activities of the borrower, who owns the property.

Other – primarily includes loans to finance income-producing commercial and multi-family properties that are not owner occupied. Loans in this class include loans for neighborhood retail centers, hotels, medical and professional offices, single retail stores, industrial buildings, warehouses, and apartments leased to local businesses and residents. Generally, the primary source of repayment is dependent upon income generated from the real estate collateral. The underwriting of these loans takes into consideration the occupancy and rental rates, as well as the financial health of the borrower.

Residential real estate (“RRE”) — includes loans disaggregated into two classes: (1) consumer mortgage and (2) investment property.

Consumer mortgage – primarily includes first or second lien mortgages and home equity lines of credit to consumers that are secured by a primary residence or second home. These loans are underwritten in accordance with the Bank’s general loan policies and procedures which require, among other things, proper documentation of each borrower’s financial condition, satisfactory credit history, and property value.

Investment property – primarily includes loans to finance income-producing 1-4 family residential properties. Generally, the primary source of repayment is dependent upon income generated from leasing the property securing the loan. The underwriting of these loans takes into consideration the rental rates and property value, as well as the financial health of the borrower.

Consumer installment — includes loans to individuals both secured by personal property and unsecured. Loans include personal lines of credit, automobile loans, and other retail loans. These loans are underwritten in accordance with the Bank’s general loan policies and procedures which require, among other things, proper documentation of each borrower’s financial condition, satisfactory credit history, and, if applicable, property value.

The following is a summary of current, accruing past due, and nonaccrual loans by portfolio segment and class as of June 30, 2015 and December 31, 2014.

		Accruing	Accruing	Total
		30-89 Days	Greater than	Accruing	Non-	Total
(In thousands)	Current	Past Due	90 days	Loans	Accrual	Loans
June 30, 2015:
Commercial and industrial	$57,258	6	—	57,264	46	$57,310
Construction and land development	38,080	12	160	38,252	602	38,854
Commercial real estate:
Owner occupied	41,659	—	—	41,659	684	42,343
Other	141,781	—	—	141,781	—	141,781
Total commercial real estate	183,440	—	—	183,440	684	184,124
Residential real estate:
Consumer mortgage	68,947	246	228	69,421	27	69,448
Investment property	45,368	169	54	45,591	—	45,591
Total residential real estate	114,315	415	282	115,012	27	115,039
Consumer installment	13,609	23	—	13,632	—	13,632
Total	$406,702	456	442	407,600	1,359	$408,959

December 31, 2014:
Commercial and industrial	$54,106	168	—	54,274	55	$54,329
Construction and land development	36,483	210	—	36,693	605	37,298
Commercial real estate:
Owner occupied	51,832	201	—	52,033	263	52,296
Other	139,710	—	—	139,710	—	139,710
Total commercial real estate	191,542	201	—	191,743	263	192,006
Residential real estate:
Consumer mortgage	64,713	1,736	—	66,449	40	66,489
Investment property	40,503	495	—	40,998	154	41,152
Total residential real estate	105,216	2,231	—	107,447	194	107,641
Consumer installment	12,290	45	—	12,335	—	12,335
Total	$399,637	2,855	—	402,492	1,117	$403,609

Allowance for Loan Losses

The Company assesses the adequacy of its allowance for loan losses prior to the end of each calendar quarter. The level of the allowance is based upon management’s evaluation of the loan portfolio, past loan loss experience, current asset quality trends, known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay (including the timing of future payment), the estimated value of any underlying collateral, composition of the loan portfolio, economic conditions, industry and peer bank loan loss rates, and other pertinent factors, including regulatory recommendations. This evaluation is inherently subjective as it requires material estimates including the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change. Loans are charged off, in whole or in part, when management believes that the full collectability of the loan is unlikely. A loan may be partially charged-off after a “confirming event” has occurred, which serves to validate that full repayment pursuant to the terms of the loan is unlikely.

 The Company deems loans impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Collection of all amounts due according to the contractual terms means that both the interest and principal payments of a loan will be collected as scheduled in the loan agreement.

An impairment allowance is recognized if the fair value of the loan is less than the recorded investment in the loan. The impairment is recognized through the allowance. Loans that are impaired are recorded at the present value of expected future cash flows discounted at the loan’s effective interest rate, or if the loan is collateral dependent, the impairment measurement is based on the fair value of the collateral, less estimated disposal costs.

The level of allowance maintained is believed by management to be adequate to absorb probable losses inherent in the portfolio at the balance sheet date. The allowance is increased by provisions charged to expense and decreased by charge-offs, net of recoveries of amounts previously charged-off.

In assessing the adequacy of the allowance, the Company also considers the results of its ongoing internal and independent loan review processes. The Company’s loan review process assists in determining whether there are loans in the portfolio whose credit quality has weakened over time and evaluating the risk characteristics of the entire loan portfolio. The Company’s loan review process includes the judgment of management, the input from our independent loan reviewers, and reviews that may have been conducted by bank regulatory agencies as part of their examination process. The Company incorporates loan review results in the determination of whether or not it is probable that it will be able to collect all amounts due according to the contractual terms of a loan.

As part of the Company’s quarterly assessment of the allowance, management divides the loan portfolio into five segments: commercial and industrial, construction and land development, commercial real estate, residential real estate, and consumer installment. The Company analyzes each segment and estimates an allowance allocation for each loan segment.

The allocation of the allowance for loan losses begins with a process of estimating the probable losses inherent for each loan segement. The estimates for these loans are established by category and based on the Company’s internal system of credit risk ratings and historical loss data. The estimated loan loss allocation rate for the Company’s internal system of credit risk grades is based on its experience with similarly graded loans. For loan segments where the Company believes it does not have sufficient historical loss data, the Company may make adjustments based, in part, on loss rates of peer bank groups. At June 30, 2015 and December 31, 2014, and for the periods then ended, the Company adjusted its historical loss rates for the commercial real estate portfolio segment based, in part, on loss rates of peer bank groups.

The estimated loan loss allocation for all five loan portfolio segments is then adjusted for management’s estimate of probable losses for several “qualitative and environmental” factors. The allocation for qualitative and environmental factors is particularly subjective and does not lend itself to exact mathematical calculation. This amount represents estimated probable inherent credit losses which exist, but have not yet been identified, as of the balance sheet date, and are based upon quarterly trend assessments in delinquent and nonaccrual loans, credit concentration changes, prevailing economic conditions, changes in lending personnel experience, changes in lending policies or procedures, and other influencing factors. These qualitative and environmental factors are considered for each of the five loan segments and the allowance allocation, as determined by the processes noted above, is increased or decreased based on the incremental assessment of these factors.

The Company regularly re-evaluates its practices in determining the allowance for loan losses. During 2014, the Company implemented certain refinements to its allowance for loan losses methodology in order to better capture the effects of the most recent economic cycle on the Company’s loan loss experience. Beginning with the quarter ended June 30, 2014, the Company calculated average losses for all loan segments using a rolling 20 quarter historical period and continues to use this methodology.

Prior to June 30, 2014, the Company calculated average losses for all loan segments using a rolling 8 quarter historical period (except for the commercial real estate loan segment, which used a 6 quarter historical period). If the Company continued to calculate average losses for all loan segments other than commercial real estate using a rolling 8 quarter historical period and for the commercial real estate segment using a rolling 6 quarter historical period, the Company’s calculated allowance for loan loss allocation would have decreased by approximately $1.0 million at June 30, 2014. Other than the changes discussed above, the Company has not made any material changes to its calculation of historical loss periods that would impact the calculation of the allowance for loan losses or provision for loan losses for the periods included in the accompanying consolidated balance sheets and statements of earnings.

The following table details the changes in the allowance for loan losses by portfolio segment for the respective periods.

	June 30, 2015
(In thousands)	Commercial and industrial	Construction and land development	Commercial real estate	Residential real estate	Consumer installment	Total
Quarter ended:
Beginning balance	$644	830	1,888	1,153	207	$4,722
Charge-offs	—	—	—	—	(5)	(5)
Recoveries	3	4	—	151	11	169
Net recoveries (charge-offs)	3	4	—	151	6	164
Provision for loan losses	34	(194)	258	(124)	26	—
Ending balance	$681	640	2,146	1,180	239	$4,886

Six months ended:
Beginning balance	$639	974	1,928	1,119	176	$4,836
Charge-offs	(58)	—	—	(59)	(23)	(140)
Recoveries	4	9	—	165	12	190
Net (charge-offs) recoveries	(54)	9	—	106	(11)	50
Provision for loan losses	96	(343)	218	(45)	74	—
Ending balance	$681	640	2,146	1,180	239	$4,886

	June 30, 2014
(In thousands)	Commercial and industrial	Construction and land development	Commercial real estate	Residential real estate	Consumer installment	Total
Quarter ended:
Beginning balance	$482	214	2,493	1,256	266	$4,711
Charge-offs	(46)	—	—	(41)	(8)	(95)
Recoveries	32	1	—	74	5	112
Net (charge-offs) recoveries	(14)	1	—	33	(3)	17
Provision for loan losses	171	692	(580)	(194)	(89)	—
Ending balance	$639	907	1,913	1,095	174	$4,728

Six months ended:
Beginning balance	$386	366	3,186	1,114	216	$5,268
Charge-offs	(46)	(236)	—	(72)	(44)	(398)
Recoveries	36	3	118	91	10	258
Net (charge-offs) recoveries	(10)	(233)	118	19	(34)	(140)
Provision for loan losses	263	774	(1,391)	(38)	(8)	(400)
Ending balance	$639	907	1,913	1,095	174	$4,728

The following table presents an analysis of the allowance for loan losses and recorded investment in loans by portfolio segment and impairment methodology as of June 30, 2015 and 2014.

	Collectively evaluated (1)		Individually evaluated (2)		Total
	Allowance	Recorded	Allowance	Recorded	Allowance	Recorded
	for loan	investment	for loan	investment	for loan	investment
(In thousands)	losses	in loans	losses	in loans	losses	in loans
June 30, 2015:
Commercial and industrial	$681	57,246	—	64	681	57,310
Construction and land development	640	38,252	—	602	640	38,854
Commercial real estate	1,672	182,465	474	1,659	2,146	184,124
Residential real estate	1,180	115,039	—	—	1,180	115,039
Consumer installment	239	13,632	—	—	239	13,632
Total	$4,412	406,634	474	2,325	4,886	408,959

June 30, 2014:
Commercial and industrial	$639	51,959	—	95	639	52,054
Construction and land development	907	31,498	—	963	907	32,461
Commercial real estate	1,744	185,302	169	1,939	1,913	187,241
Residential real estate	1,095	102,040	—	881	1,095	102,921
Consumer installment	174	11,686	—	—	174	11,686
Total	$4,559	382,485	169	3,878	4,728	386,363

(1)	Represents loans collectively evaluated for impairment in accordance with ASC 450-20, Loss Contingencies (formerly FAS 5), and pursuant to amendments by ASU 2010-20 regarding allowance for non-impaired loans.
(2)	Represents loans individually evaluated for impairment in accordance with ASC 310-30, Receivables (formerly FAS 114), and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.

Credit Quality Indicators

The credit quality of the loan portfolio is summarized no less frequently than quarterly using categories similar to the standard asset classification system used by the federal banking agencies. The following table presents credit quality indicators for the loan portfolio segments and classes. These categories are utilized to develop the associated allowance for loan losses using historical losses adjusted for qualitative and environmental factors and are defined as follows:

Pass – loans which are well protected by the current net worth and paying capacity of the obligor (or guarantors, if any) or by the fair value, less cost to acquire and sell, of any underlying collateral.

Special Mention – loans with potential weakness that may, if not reversed or corrected, weaken the credit or inadequately protect the Company’s position at some future date. These loans are not adversely classified and do not expose an institution to sufficient risk to warrant an adverse classification.

Substandard Accruing – loans that exhibit a well-defined weakness which presently jeopardizes debt repayment, even though they are currently performing. These loans are characterized by the distinct possibility that the Company may incur a loss in the future if these weaknesses are not corrected

Nonaccrual – includes loans where management has determined that full payment of principal and interest is not expected.

(In thousands)	Pass	Special Mention	Substandard Accruing	Nonaccrual	Total loans
June 30, 2015:
Commercial and industrial	$52,662	4,219	383	46	$57,310
Construction and land development	37,495	130	627	602	38,854
Commercial real estate:
Owner occupied	40,323	1,112	224	684	42,343
Other	139,324	2,178	279	—	141,781
Total commercial real estate	179,647	3,290	503	684	184,124
Residential real estate:
Consumer mortgage	63,688	2,001	3,732	27	69,448
Investment property	43,935	490	1,166	—	45,591
Total residential real estate	107,623	2,491	4,898	27	115,039
Consumer installment	13,436	29	167	—	13,632
Total	$390,863	10,159	6,578	1,359	$408,959

December 31, 2014:
Commercial and industrial	$49,550	4,348	376	55	$54,329
Construction and land development	35,911	226	556	605	37,298
Commercial real estate:
Owner occupied	49,900	1,905	228	263	52,296
Other	136,801	2,253	656	—	139,710
Total commercial real estate	186,701	4,158	884	263	192,006
Residential real estate:
Consumer mortgage	59,646	1,912	4,891	40	66,489
Investment property	39,348	624	1,026	154	41,152
Total residential real estate	98,994	2,536	5,917	194	107,641
Consumer installment	12,200	21	114	—	12,335
Total	$383,356	11,289	7,847	1,117	$403,609

Impaired loans

The following tables present details related to the Company’s impaired loans. Loans that have been fully charged-off do not appear in the following tables. The related allowance generally represents the following components that correspond to impaired loans:

Individually evaluated impaired loans equal to or greater than $500,000 secured by real estate (nonaccrual construction and land development, commercial real estate, and residential real estate loans).

Individually evaluated impaired loans equal to or greater than $250,000 not secured by real estate (nonaccrual commercial and industrial and consumer installment loans).

The following tables set forth certain information regarding the Company’s impaired loans that were individually evaluated for impairment at June 30, 2015 and December 31, 2014.

	June 30, 2015
(In thousands)	Unpaid principal balance (1)	Charge-offs and payments applied (2)	Recorded investment (3)	Related allowance
With no allowance recorded:
Commercial and industrial	$64	—	64
Construction and land development	2,596	(1,994)	602
Commercial real estate:
Owner occupied	316	(72)	244
Total commercial real estate	316	(72)	244
Total	$2,976	(2,066)	910
With allowance recorded:
Commercial real estate:
Owner occupied	1,269	(70)	1,199	382
Other	216	—	216	92
Total commercial real estate	1,485	(70)	1,415	474
Total	$1,485	(70)	1,415	$474
Total impaired loans	$4,461	(2,136)	2,325	$474

(1) Unpaid principal balance represents the contractual obligation due from the customer.
(2) Charge-offs and payments applied represents cumulative charge-offs taken, as well as interest payments that have been applied against the outstanding principal balance subsequent to the loans being placed on nonaccrual status.
(3) Recorded investment represents the unpaid principal balance less charge-offs and payments applied; it is shown before any related allowance for loan losses.

	December 31, 2014
(In thousands)	Unpaid principal balance (1)	Charge-offs and payments applied (2)	Recorded investment (3)	Related allowance
With no allowance recorded:
Commercial and industrial	$70	—	70
Construction and land development	2,822	(2,217)	605
Commercial real estate:
Owner occupied	331	(68)	263
Total commercial real estate	331	(68)	263
Residential real estate:
Consumer mortgages	934	(192)	742
Investment property	180	(26)	154
Total residential real estate	1,114	(218)	896
Total	$4,337	(2,503)	1,834
With allowance recorded:
Commercial real estate:
Owner occupied	846	—	846	102
Other	591	—	591	92
Total commercial real estate	1,437	—	1,437	194
Total	$1,437	—	1,437	$194
Total impaired loans	$5,774	(2,503)	3,271	$194

(1) Unpaid principal balance represents the contractual obligation due from the customer.
(2) Charge-offs and payments applied represents cumulative charge-offs taken, as well as interest payments that have been applied against the outstanding principal balance subsequent to the loans being placed on nonaccrual status.
(3) Recorded investment represents the unpaid principal balance less charge-offs and payments applied; it is shown before any related allowance for loan losses.

The following table provides the average recorded investment in impaired loans and the amount of interest income recognized on impaired loans after impairment by portfolio segment and class during the respective periods.

	Quarter ended June 30, 2015		Six months ended June 30, 2015
	Average	Total interest	Average	Total interest
	recorded	income	recorded	income
(In thousands)	investment	recognized	investment	recognized
Impaired loans:
Commercial and industrial	$64	1	66	2
Construction and land development	608	—	613	—
Commercial real estate:
Owner occupied	1,202	9	1,143	21
Other	466	8	538	18
Total commercial real estate	1,668	17	1,681	39
Residential real estate:
Consumer mortgages	512	158	648	173
Investment property	100	76	130	76
Total residential real estate	612	234	778	249
Total	$2,952	252	3,138	290

	Quarter ended June 30, 2014		Six months ended June 30, 2014
	Average	Total interest	Average	Total interest
	recorded	income	recorded	income
(In thousands)	investment	recognized	investment	recognized
Impaired loans:
Commercial and industrial	$103	2	111	4
Construction and land development	1,098	—	1,343	—
Commercial real estate:
Owner occupied	1,142	9	1,468	21
Other	949	8	994	17
Total commercial real estate	2,091	17	2,462	38
Residential real estate:
Consumer mortgages	724	—	736	—
Investment property	165	—	168	—
Total residential real estate	889	—	904	—
Total	$4,181	19	4,820	42

Troubled Debt Restructurings

Impaired loans also include troubled debt restructurings (“TDRs”). In the normal course of business, management may grant concessions to borrowers that are experiencing financial difficulty. A concession may include, but is not limited to, delays in required payments of principal and interest for a specified period, reduction of the stated interest rate of the loan, reduction of accrued interest, extension of the maturity date, or reduction of the face amount or maturity amount of the debt. A concession has been granted when, as a result of the restructuring, the Bank does not expect to collect all amounts due, including interest at the original stated rate. A concession may have also been granted if the debtor is not able to access funds elsewhere at a market rate for debt with similar risk characteristics as the restructured debt. In making the determination of whether a loan modification is a TDR, the Company considers the individual facts and circumstances surrounding each modification. As part of the credit approval process, the restructured loans are evaluated for adequate collateral protection in determining the appropriate accrual status at the time of restructure.

Similar to other impaired loans, TDRs are measured for impairment based on the present value of expected payments using the loan’s original effective interest rate as the discount rate, or the fair value of the collateral, less selling costs if the loan is collateral dependent. If the recorded investment in the loan exceeds the measure of fair value, impairment is recognized by establishing a valuation allowance as part of the allowance for loan losses or a charge-off to the allowance for loan losses. In periods subsequent to the modification, all TDRs are individually evaluated for possible impairment.

The following is a summary of accruing and nonaccrual TDRs, which are included in the impaired loan totals, and the related allowance for loan losses, by portfolio segment and class as of June 30, 2015 and December 31, 2014.

	TDRs
				Related
(In thousands)	Accruing	Nonaccrual	Total	Allowance
June 30, 2015
Commercial and industrial	$64	—	64	$—
Construction and land development	—	602	602	—
Commercial real estate:
Owner occupied	828	244	1,072	84
Other	216	—	216	92
Total commercial real estate	1,044	244	1,288	176
Total	$1,108	846	1,954	$176

December 31, 2014
Commercial and industrial	$70	—	70	$—
Construction and land development	—	605	605	—
Commercial real estate:
Owner occupied	846	263	1,109	102
Other	591	—	591	92
Total commercial real estate	1,437	263	1,700	194
Residential real estate:
Consumer mortgages	742	—	742	—
Investment property	—	154	154	—
Total residential real estate	742	154	896	—
Total	$2,249	1,022	3,271	$194

At June 30, 2015, there were no significant outstanding commitments to advance additional funds to customers whose loans had been restructured.

The following table summarizes loans modified in a TDR during the respective periods both before and after their modification.

	Quarter ended June 30,			Six months ended June 30,
		Pre-	Post -		Pre-	Post -
		modification	modification		modification	modification
	Number	outstanding	outstanding	Number	outstanding	outstanding
	of	recorded	recorded	of	recorded	recorded
(Dollars in thousands)	contracts	investment	investment	contracts	investment	investment
2015:
Commercial and industrial	1	$61	66	1	$61	66
Construction and land development	—	—	—	1	116	113
Commercial real estate:
Other	—	—	—	1	592	592
Total commercial real estate	—	—	—	1	592	592
Total	1	$61	66	3	$769	771

The majority of the loans modified in a TDR during the quarter and six months ended June 30, 2015, included permitting delays in required payments of principal and/or interest or where the only concession granted by the Company was that the interest rate at renewal was considered to be less than a market rate. There were no loans modified in a TDR during the six months ended June 30, 2014.

The following table summarizes the recorded investment in loans modified in a TDR within the previous 12 months for which there was a payment default (defined as 90 days or more past due) during the respective periods. There were no loans modified in a TDR which had a payment default during the six months ended June 30, 2014.

	Quarter ended June 30,		Six months Ended June 30,
	Number of	Recorded	Number of	Recorded
(Dollars in thousands)	Contracts	investment(1)	Contracts	investment(1)
2015:
Commerical real estate:
Owner occupied	—	$—	1	$261
Total commercial real estate	—	—	1	261
Residential real estate:
Investment property	—	$—	1	150
Total residential real estate	—	—	1	150
Total	—	$—	2	$411

(1) Amount as of applicable month end during the respective period for which there was a payment default.